Exhibit 20





                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on June 15, 2001 and covers activity from April 26, 2001 through May 25, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of June, 2001.



                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By: /s/ Lawrence Belmonte
                                               -------------------------------
                                               Name:  Lawrence Belmonte
                                               Title: Vice President
                                                      Business Results



I.  Monthly Period Trust Activity
-----------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                                 Trust Totals
Number of days in period                                    30
Beginning Principal Receivable Balance       15,638,891,877.79
Special Funding Account Balance                           0.00
Beginning Total Principal Balance            15,638,891,877.79

Finance Charge Collections (excluding           226,737,968.44
  Discount Option & Recoveries)
Discount Percentage                                      2.00%
Discount Option Receivables Collections          49,978,150.79
Premium Option Receivables Collections                    0.00
Recoveries                                       12,749,128.22
Total Collections of Finance Charge Rece        289,465,247.45
Total Collections of Principal Receivables    2,448,929,388.88
Monthly Payment Rate                                  15.6592%
Defaulted amount                                 92,201,951.38
Annualized Default Rate                                7.2012%
Trust Portfolio Yield                                 15.3466%
New Principal Receivables                     2,480,121,384.63
Ending Principal Receivables Balance         15,577,881,922.17
Ending Required Minimum Principal Balance    13,883,250,000.00
Ending Transferor Amount                      2,602,881,922.17
Ending Special Funding Account Balance                    0.00
Ending Total Principal Balance               15,577,881,922.17







B. Series Allocations                        Series 1996-1      Series 1997-1     Series 1998-1     Series 1999-1      Series 1999-2
---------------------                        -------------      -------------     -------------     -------------      -------------
Group Number                                             1                  1                 2                 1                  1
Invested Amount                                       0.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                              0.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount                     0.00      70,000,000.00     70,000,000.00     70,000,000.00      35,000,000.00
Series Allocation Percentage                          0.00%             7.71%             7.71%             7.71%              3.85%
Series Alloc. Finance Charge Collections              0.00      22,309,460.30     22,309,460.30     22,309,460.30      11,154,730.15
Series Allocable Recoveries                           0.00         982,591.77        982,591.77        982,591.77         491,295.89
Series Alloc. Principal Collections                   0.00     188,742,149.43    188,742,149.43    188,742,149.43      94,371,074.72
Series Allocable Defaulted Amount                     0.00       7,106,123.42      7,106,123.42      7,106,123.42       3,553,061.71


B. Series Allocations                        Series 1999-3      Series 1999-4     Series 1999-5     Series 1999-6      Series 2000-1
---------------------                        -------------      -------------     -------------     -------------      -------------

Group Number                                             2                  2                 2                 2                  1
Invested Amount                           1,000,000,000.00     500,000,000.00    500,000,000.00    500,000,000.00     500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00     500,000,000.00    500,000,000.00    500,000,000.00     500,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount            70,000,000.00      35,000,000.00     35,000,000.00     35,000,000.00      35,000,000.00
Series Allocation Percentage                         7.71%              3.85%             3.85%             3.85%              3.85%
Series Alloc. Finance Charge Collections     22,309,460.30      11,154,730.15     11,154,730.15     11,154,730.15      11,154,730.15
Series Allocable Recoveries                     982,591.77         491,295.89        491,295.89        491,295.89         491,295.89
Series Alloc. Principal Collections         188,742,149.43      94,371,074.72     94,371,074.72     94,371,074.72      94,371,074.72
Series Allocable Defaulted Amount             7,106,123.42       3,553,061.71      3,553,061.71      3,553,061.71       3,553,061.71


B. Series Allocations                        Series 2000-2      Series 2000-3     Series 2000-4     Series 2000-5      Series 2001-1
---------------------                        -------------      -------------     -------------     -------------      -------------

Group Number                                             2                  2                 2                 2                  2
Invested Amount                             500,000,000.00   1,000,000,000.00  1,212,122,000.00    787,878,000.00     750,000,000.00
Adjusted Invested Amount                    500,000,000.00   1,000,000,000.00  1,212,122,000.00    787,878,000.00     750,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount            35,000,000.00      70,000,000.00     84,848,540.00     55,151,460.00      52,500,000.00
Series Allocation Percentage                         3.85%              7.71%             9.34%             6.07%              5.78%
Series Alloc. Finance Charge Collections     11,154,730.15      22,309,460.30     27,041,787.64     17,577,132.97      16,732,095.23
Series Allocable Recoveries                     491,295.89         982,591.77      1,191,021.10        774,162.44         736,943.83
Series Alloc. Principal Collections          94,371,074.72     188,742,149.43    228,778,511.65    148,705,787.21     141,556,612.07
Series Allocable Defaulted Amount             3,553,061.71       7,106,123.42      8,613,488.53      5,598,758.31       5,329,592.57


B. Series Allocations                        Series 2001-2      Series 2001-3     Series 2001-4     Series 2001-5        Trust Total
---------------------                        -------------      -------------     -------------     -------------        -----------

Group Number                                             1                  2                 2                 2
Invested Amount                             250,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00  12,975,000,000.00
Adjusted Invested Amount                    250,000,000.00     750,000,000.00    725,000,000.00    500,000,000.00  12,975,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount            17,500,000.00      52,500,000.00     50,750,000.00     35,000,000.00     908,250,000.00
Series Allocation Percentage                         1.93%              5.78%             5.59%             3.85%               100%
Series Alloc. Finance Charge Collections      5,577,365.08      16,732,095.23     16,174,358.72     11,154,730.15     289,465,247.45
Series Allocable Recoveries                     245,647.94         736,943.83        712,379.03        491,295.89      12,749,128.22
Series Alloc. Principal Collections          47,185,537.36     141,556,612.07    136,838,058.34     94,371,074.72   2,448,929,388.88
Series Allocable Defaulted Amount             1,776,530.86       5,329,592.57      5,151,939.48      3,553,061.71      92,201,951.38








C. Group Allocations
--------------------

1. Group 1 Allocations                              Series 1996-1   Series 1997-1   Series 1999-1   Series 1999-2    Series 2000-1
----------------------                              -------------   -------------   -------------   -------------    -------------
Investor Finance Charge Collections                          0.00   18,509,319.57   18,509,319.57    9,254,659.78     9,254,659.78

Investor Monthly Interest                                    0.00    5,231,296.88    4,650,307.29    2,457,549.48     2,942,184.90
Investor Default Amount                                      0.00    5,895,683.15    5,895,683.15    2,947,841.58     2,947,841.58
Investor Monthly Fees                                        0.00    1,666,666.67    1,666,666.67      833,333.33       833,333.33
Investor Additional Amounts                                  0.00            0.00            0.00            0.00             0.00
Total                                                        0.00   12,793,646.70   12,212,657.11    6,238,724.39     6,723,359.81

Reallocated Investor Finance Charge Collections              0.00   18,509,319.57   18,509,319.57    9,254,659.78     9,254,659.78
Available Excess                                             0.00    5,715,672.87    6,296,662.46    3,015,935.39     2,531,299.98


1. Group 1 Allocations                              Series 2001-2                                                    Group 1 Total
----------------------                              -------------                                                    -------------

Investor Finance Charge Collections                  4,627,329.89                                                    60,155,288.60

Investor Monthly Interest                            1,149,712.24                                                    16,431,050.78
Investor Default Amount                              1,473,920.79                                                    19,160,970.25
Investor Monthly Fees                                  416,666.67                                                     5,416,666.67
Investor Additional Amounts                                  0.00                                                             0.00
Total                                                3,040,299.69                                                    41,008,687.70

Reallocated Investor Finance Charge Collections      4,627,329.89                                                    60,155,288.60
Available Excess                                     1,587,030.20                                                    19,146,600.90


2. Group 2 Allocations                              Series 1998-1   Series 1999-3   Series 1999-4   Series 1999-5    Series 1999-6
----------------------                              -------------   ------------    -------------   -------------    -------------

Investor Finance Charge Collections                 18,509,319.57   18,509,319.57    9,254,659.78    9,254,659.78     9,254,659.78

Investor Monthly Interest                            3,680,173.61    3,742,345.83    1,882,539.58    1,913,561.11     1,897,630.56
Investor Default Amount                              5,895,683.15    5,895,683.15    2,947,841.58    2,947,841.58     2,947,841.58
Investor Monthly Fees                                1,666,666.67    1,666,666.67      833,333.33      833,333.33       833,333.33
Investor Additional Amounts                                  0.00            0.00            0.00            0.00             0.00
Total                                               11,242,523.43   11,304,695.65    5,663,714.49    5,694,736.02     5,678,805.47

Reallocated Investor Finance Charge Collections     18,509,319.57   18,509,319.57    9,254,659.78    9,254,659.78     9,254,659.78
Available Excess                                     7,266,796.14    7,204,623.91    3,590,945.29    3,559,923.76     3,575,854.32


2. Group 2 Allocations                              Series 2000-2   Series 2000-3   Series 2000-4   Series 2000-5    Series 2001-1
----------------------                              -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections                  9,254,659.78   18,509,319.57   22,435,553.45   14,583,085.68    13,881,989.68

Investor Monthly Interest                            1,882,442.71    3,753,152.78    5,384,877.01    2,950,682.69     2,817,028.12
Investor Default Amount                              2,947,841.58    5,895,683.15    7,146,287.26    4,645,079.05     4,421,762.37
Investor Monthly Fees                                  833,333.33    1,666,666.67    2,020,203.33    1,313,130.00     1,250,000.00
Investor Additional Amounts                                  0.00            0.00            0.00            0.00             0.00
Total                                                5,663,617.62   11,315,502.60   14,551,367.60    8,908,891.74     8,488,790.49

Reallocated Investor Finance Charge Collections      9,254,659.78   18,509,319.57   22,435,553.45   14,583,085.68    13,881,989.68
Investment Funding Accountn Proceeds                                                 32,936.29
Available Excess                                     3,591,042.17    7,193,816.97    7,917,122.15    5,674,193.94     5,393,199.19


2. Group 2 Allocations                              Series 2001-3   Series 2001-4   Series 2001-5                    Group 2 Total
----------------------                              -------------   -------------   -------------                    -------------

Investor Finance Charge Collections                 13,881,989.68   13,419,256.69    9,254,659.78                   180,003,132.80

Investor Monthly Interest                            2,803,497.92    2,715,978.89    2,381,489.58                    37,805,400.39
Investor Default Amount                              4,421,762.37    4,274,370.29    2,947,841.58                    57,335,518.67
Investor Monthly Fees                                1,250,000.00    1,208,333.33      833,333.33                    16,208,333.33
Investor Additional Amounts                                  0.00            0.00            0.00                             0.00
Total                                                8,475,260.28    8,198,682.51    6,162,664.49                   111,349,252.39

Reallocated Investor Finance Charge Collections     13,881,989.68   13,419,256.69    9,254,659.78                   180,003,132.80
Investment Funding Account Proceeds                                                                                      32,936.29
Available Excess                                     5,406,729.39    5,220,574.18    3,091,995.29                    68,686,816.69



D. Trust Performance
--------------------

Delinquencies:
31-60 Days Delinquent:                             217,742,957
61-90 Days Delinquent:                             112,847,386
90+ Days Delinquent:                               166,296,265
Total 30+ Days Delinquent:                         496,886,608




II. Series 1996-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Series       Total  Investor     Transferors
A. Investor/Transferor Allocations                Allocations       Interest           Interest
----------------------------------               ------------    ---------------     -----------
Beginning Invested /Transferor Amount                    0.00               0.00            0.00
Beginning Adjusted Invested Amount                        N/A               0.00             N/A
Floating Allocation Percentage                            N/A            0.0000%         0.0000%
Principal Allocation Percentage                           N/A            0.0000%         0.0000%
Collections of Finance Chg. Receivables                  0.00               0.00            0.00
Collections of Principal Receivables                     0.00               0.00            0.00
Defaulted Amount                                         0.00               0.00            0.00

Ending Invested / Transferor Amounts                     0.00               0.00            0.00


                                                                                      Collateral
B. Monthly Period Funding Requirements                Class A            Class B       Interest           Total
--------------------------------------                -------            -------      ----------          -----

Principal Funding Account                                0.00               0.00            0.00           0.00
Investment Proceeds for Monthly Period                   0.00               0.00            0.00           0.00
Reserve Draw Amount                                      0.00               0.00            0.00           0.00
Available Reserve Account Amount                         0.00               0.00            0.00           0.00
Reserve Account Surplus                                  0.00               0.00            0.00           0.00

Coupon  May 15, 2001 to June 14, 2001                  0.0000%           0.0000%         0.0000%
Monthly Interest Due                                     0.00               0.00            0.00           0.00
Outstanding Monthly Interest Due                         0.00               0.00            0.00           0.00
Additional Interest Due                                  0.00               0.00            0.00           0.00
Total Interest Due                                       0.00               0.00            0.00           0.00
Investor Default Amount                                  0.00               0.00            0.00           0.00
Investor Monthly Fees Due                                0.00               0.00            0.00           0.00
Investor Additional Amounts Due
Total Due                                                0.00               0.00            0.00           0.00

Reallocated Investor Finance Charge Collections                                                            0.00
Interest and Principal Funding Investment Proceeds                                                         0.00
Interest on Reserve Account                                                                                0.00
Series Adjusted Portfolio Yield                                                                         0.0000%
Base Rate                                                                                               0.0000%


                                                                                      Collateral
C. Certificates - Balances and Distributions          Class A            Class B       Interest           Total
--------------------------------------------          -------            -------      ----------          -----

Beginning Certificates Balance                           0.00               0.00            0.00           0.00
Interest Distributions                                   0.00               0.00            0.00           0.00
Principal Deposits - Prin. Funding Account               0.00               0.00            0.00           0.00
Principal Distributions                                  0.00               0.00            0.00           0.00
Total Distributions                                      0.00               0.00            0.00           0.00
Ending Certificates Balance                              0.00               0.00            0.00           0.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                  0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                              0.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                  0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                      0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                     0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                 0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                     0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                            0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on  such Distribution
          Date:                                                             0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                             0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                              0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                         0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                           0.00

     5.   Amount of the distribution in
          respect of class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.


     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                       0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                     0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                  0.00
     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                 0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                             0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                  0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                 0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                              0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                         0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                  0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                          0.00

          a.   Class A Monthly Interest:                                    0.00
          b.   Class A Outstanding Monthly Interest:                        0.00
          c.   Class A Additional Interest:                                 0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                0.00
               Excess Spread:                                               0.00

     2.   Class B Available Funds:                                          0.00

          a.   Class B Monthly Interest:                                    0.00
          b.   Class B Outstanding Monthly Interest:                        0.00
          c.   Class B Additional Interest:                                 0.00
          d.   Excess Spread: 0.00

     3.   Collateral Available Funds:                                       0.00

          a.   Excess Spread:                                               0.00

     4.   Total Excess Spread:                                              0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                  0.00

     2.   Series 1996-1 Allocable Principal
          Collections:                                                      0.00

     3.   Principal Allocation Percentage of
          Series 1996-1 Allocable Principal
          Collections:                                                      0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                             0.00

     5.   Item 3 minus item 4:                                              0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 1996-1:                                0.00

     7.   Other amounts Treated as Available Principal
          Collections:                                                      0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                           0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                         N/A

     2.   Required Collateral Invested Amount                                N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     4.   Treated as Shared Principal Collections:                           N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                        0.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                         0.00

     3.   Principal Distribution:                                           0.00

     4.   Treated as Shared Principal Collections:                          0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

     1.   Excess Spread:                                                    0.00
     2.   Excess Finance Charge Collections:                                0.00
     3.   Applied to fund Class A Required Amount:                          0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                               0.00
     5.   Applied to fund Class B overdue Interest:                         0.00
     6.   Applied to fund Class B Required Amount:                          0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                       0.00
     8.   Applied to Collateral Monthly Interest:                           0.00
     9.   Applied to unpaid Monthly Servicing Fee:                          0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                  0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                       0.00
     12.  Deposited to Reserve Account:                                     0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                       0.00
     l4.  Balance:                                                          0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                       0.00
          b.   Prior Monthly Period                                         0.00
          c.   Second Prior Monthly Period                                  0.00

     2.   Three Month Average Base Rate                                     0.00

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                       0.00
          b.   Prior Monthly Period                                         0.00
          c.   Second Prior Monthly Period                                  0.00

     4.   Three Month Average Series Adjusted Portfolio Yield               0.00



II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Series            Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount             1,205,309,585.96         1,000,000,000.00       205,309,585.96
Beginning Adjusted Invested Amount                             N/A         1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              22,309,460.30            18,509,319.57         3,800,140.74
Collections of Principal Receivables                188,742,149.43           156,592,257.82        32,149,891.62
Defaulted Amount                                      7,106,123.42             5,895,683.15         1,210,440.27

Ending Invested / Transferor Amounts              1,200,607,469.92         1,000,000,000.00       200,607,469.92


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      6.4000%                 6.5500%              4.4975%
Monthly Interest Due                                  4,613,333.33               327,500.00           290,463.54        5,231,296.88
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    4,613,333.33               327,500.00           290,463.54        5,231,296.88
Investor Default Amount                               5,099,765.93               353,740.99           442,176.24        5,895,683.15
Investor Monthly Fees Due                             1,441,666.67               100,000.00           125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                            11,154,765.93               781,240.99           857,639.78       12,793,646.70

Reallocated Investor Finance Charge Collections                                                                        18,509,319.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    8.1218%


                                                                                                     Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      865,000,000.00            60,000,000.00        75,000,000.00    1,000,000,000.00
Interest Distributions                                4,613,333.33               327,500.00           290,463.54        5,231,296.88
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   4,613,333.33               327,500.00           290,463.54        5,231,296.88
Ending Certificates Balance                         865,000,000.00            60,000,000.00        75,000,000.00    1,000,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $5.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $5.33

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $5.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $5.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $290,463.54

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $290,463.54

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $16,010,561.43

          a.   Class A Monthly Interest:                           $4,613,333.33
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $5,099,765.93
          e.   Excess Spread:                                      $6,297,462.17

     2.   Class B Available Funds:                                 $1,110,559.17

          a.   Class B Monthly Interest:                             $327,500.00
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $783,059.17

     3.   Collateral Available Funds:                              $1,388,198.97

          a.   Excess Spread:                                      $1,388,198.97

     4.   Total Excess Spread:                                     $8,468,720.31

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 1997-1 Allocable Principal
          Collections:                                           $188,742,149.43

     3.   Principal Allocation Percentage of
          Series 1997-1 Allocable Principal
          Collections:                                           $156,592,257.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $156,592,257.82

     6.   Shared Principal Collections from other
          Series allocated to Series 1997-1:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $5,895,683.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $162,487,940.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $75,000,000.00

     2.   Required Collateral Invested Amount                     $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $162,487,940.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

     1.   Excess Spread:                                           $8,468,720.31
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $353,740.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $290,463.54
     9.   Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $442,176.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $5,715,672.87

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    8.1218%
          b.   Prior Monthly Period                                      8.7268%
          c.   Second Prior Monthly Period                               7.9579%

     2.   Three Month Average Base Rate                                  8.2688%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------           --------------          -----------
Beginning Invested /Transferor Amount             1,205,309,585.96         1,000,000,000.00       205,309,585.96
Beginning Adjusted Invested Amount                             N/A         1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              22,309,460.30            18,509,319.57         3,800,140.74
Collections of Principal Receivables                188,742,149.43           156,592,257.82        32,149,891.62
Defaulted Amount                                      7,106,123.42             5,895,683.15         1,210,440.27

Ending Invested / Transferor Amounts              1,200,607,469.92         1,000,000,000.00       200,607,469.92


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.2125%                  4.3725%              4.7225%
Monthly Interest Due                                  2,992,630.21               301,216.67           386,326.74        3,680,173.61
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    2,992,630.21               301,216.67           386,326.74        3,680,173.61
Investor Default Amount                               4,863,938.60               471,654.65           560,089.90        5,895,683.15
Investor Monthly Fees Due                             1,375,000.00               133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                             9,231,568.81               906,204.65         1,104,749.97       11,242,523.43

Reallocated Investor Finance Charge Collections                                                                        18,509,319.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.2955%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      825,000,000.00            80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                2,992,630.21               301,216.67           386,326.74        3,680,173.61
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   2,992,630.21               301,216.67           386,326.74        3,680,173.61
Ending Certificates Balance                         825,000,000.00            80,000,000.00        95,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.63

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.63

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $386,326.74

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $386,326.74

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $15,270,188.64

          a.   Class A Monthly Interest:                           $2,992,630.21
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $4,863,938.60
          e.   Excess Spread:                                      $7,413,619.83

     2.   Class B Available Funds:                                 $1,480,745.57

          a.   Class B Monthly Interest:                             $301,216.67
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                      $1,179,528.90

     3.   Collateral Available Funds:                              $1,758,385.36

          a.   Excess Spread:                                      $1,758,385.36

     4.   Total Excess Spread:                                    $10,351,534.09

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 1998-1 Allocable Principal
          Collections:                                           $188,742,149.43

     3.   Principal Allocation Percentage of
          Series 1998-1 Allocable Principal
          Collections:                                           $156,592,257.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $156,592,257.82

     6.   Shared Principal Collections from other
          Series allocated to Series 1998-1:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $5,895,683.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $162,487,940.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $95,000,000.00

     2.   Required Collateral Invested Amount                     $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $162,487,940.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

     1.   Excess Spread:                                          $10,351,534.09
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $471,654.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $386,326.74
     9.   Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $560,089.90
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $7,266,796.14

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.2955%
          b.   Prior Monthly Period                                      7.3433%
          c.   Second Prior Monthly Period                               7.2899%

     2.   Three Month Average Base Rate                                  6.9762%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Series            Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations             Interest               Interest
----------------------------------                     -----------           --------------          -----------

Beginning Invested /Transferor Amount             1,205,309,585.96         1,000,000,000.00       205,309,585.96
Beginning Adjusted Invested Amount                             N/A         1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              22,309,460.30            18,509,319.57         3,800,140.74
Collections of Principal Receivables                188,742,149.43           156,592,257.82        32,149,891.62
Defaulted Amount                                      7,106,123.42             5,895,683.15         1,210,440.27

Ending Invested / Transferor Amounts              1,200,607,469.92         1,000,000,000.00       200,607,469.92


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      5.6000%                  5.8500%              4.9725%
Monthly Interest Due                                  4,036,666.67               292,500.00           321,140.63        4,650,307.29
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    4,036,666.67               292,500.00           321,140.63        4,650,307.29
Investor Default Amount                               5,099,765.93               353,740.99           442,176.24        5,895,683.15
Investor Monthly Fees Due                             1,441,666.67               100,000.00           125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                            10,578,099.26               746,240.99           888,316.86       12,212,657.11

Reallocated Investor Finance Charge Collections                                                                        18,509,319.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    7.4377%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      865,000,000.00            60,000,000.00        75,000,000.00    1,000,000,000.00
Interest Distributions                                4,036,666.67               292,500.00           321,140.63        4,650,307.29
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   4,036,666.67               292,500.00           321,140.63        4,650,307.29
Ending Certificates Balance                         865,000,000.00            60,000,000.00        75,000,000.00    1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $4.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $4.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving
          effect to all transactions on such Distribution                  $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $4.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $4.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $321,140.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $321,140.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $16,010,561.43

          a.   Class A Monthly Interest:                           $4,036,666.67
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $5,099,765.93
          e.   Excess Spread:                                      $6,874,128.83

     2.   Class B Available Funds:                                 $1,110,559.17

          a.   Class B Monthly Interest:                             $292,500.00
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $818,059.17

     3.   Collateral Available Funds:                              $1,388,198.97

          a.   Excess Spread:                                      $1,388,198.97

     4.   Total Excess Spread:                                     $9,080,386.97

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 1999-1 Allocable Principal
          Collections:                                           $188,742,149.43

     3.   Principal Allocation Percentage of
          Series 1999-1 Allocable Principal
          Collections:                                           $156,592,257.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $156,592,257.82

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-1:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $5,895,683.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $162,487,940.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $75,000,000.00

     2.   Required Collateral Invested Amount                     $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $162,487,940.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

     1.   Excess Spread:                                           $9,080,386.97
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $353,740.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $321,140.63
     9.   Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $442,176.24
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $6,296,662.46

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    7.4377%
          b.   Prior Monthly Period                                      7.9930%
          c.   Second Prior Monthly Period                               7.2963%

     2.   Three Month Average Base Rate                                  7.5757%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Series            Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations             Interest               Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount               602,654,792.98           500,000,000.00       102,654,792.98
Beginning Adjusted Invested Amount                             N/A           500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              11,154,730.15             9,254,659.78         1,900,070.37
Collections of Principal Receivables                 94,371,074.72            78,296,128.91        16,074,945.81
Defaulted Amount                                      3,553,061.71             2,947,841.58           605,220.13

Ending Invested / Transferor Amounts                600,303,734.96           500,000,000.00       100,303,734.96


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      5.9500%                  6.1000%              4.9725%
Monthly Interest Due                                  2,144,479.17               152,500.00           160,570.31        2,457,549.48
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    2,144,479.17               152,500.00           160,570.31        2,457,549.48
Investor Default Amount                               2,549,882.96               176,870.49           221,088.12        2,947,841.58
Investor Monthly Fees Due                               720,833.33                50,000.00            62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                             5,415,195.46               379,370.49           444,158.43        6,238,724.39

Reallocated Investor Finance Charge Collections                                                                         9,254,659.78
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    7.7495%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      432,500,000.00            30,000,000.00        37,500,000.00      500,000,000.00
Interest Distributions                                2,144,479.17               152,500.00           160,570.31        2,457,549.48
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   2,144,479.17               152,500.00           160,570.31        2,457,549.48
Ending Certificates Balance                         432,500,000.00            30,000,000.00        37,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $4.96

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $4.96

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $5.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $5.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $160,570.31

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $160,570.31

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                 $8,005,280.71

          a.   Class A Monthly Interest:                           $2,144,479.17
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $2,549,882.96
          e.   Excess Spread:                                      $3,310,918.58

     2.   Class B Available Funds:                                   $555,279.59

          a.   Class B Monthly Interest:                             $152,500.00
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $402,779.59

     3.   Collateral Available Funds:                                $694,099.48

          a.   Excess Spread:                                        $694,099.48

     4.   Total Excess Spread:                                     $4,407,797.65

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 1999-2 Allocable Principal
          Collections:                                            $94,371,074.72

     3.   Principal Allocation Percentage of
          Series 1999-2 Allocable Principal
          Collections:                                            $78,296,128.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                    $78,296,128.91

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-2:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $2,947,841.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                 $81,243,970.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $37,500,000.00

     2.   Required Collateral Invested Amount                     $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:                $81,243,970.48

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

     1.   Excess Spread:                                           $4,407,797.65
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $176,870.49
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $160,570.31
     9.   Applied to unpaid Monthly Servicing Fee:                   $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $221,088.12
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $3,015,935.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    7.7495%
          b.   Prior Monthly Period                                      8.3263%
          c.   Second Prior Monthly Period                               7.5983%

     2.   Three Month Average Base Rate                                  7.8914%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yie             15.9673%



II. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount             1,205,309,585.96         1,000,000,000.00       205,309,585.96
Beginning Adjusted Invested Amount                             N/A         1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              22,309,460.30            18,509,319.57         3,800,140.74
Collections of Principal Receivables                188,742,149.43           156,592,257.82        32,149,891.62
Defaulted Amount                                      7,106,123.42             5,895,683.15         1,210,440.27

Ending Invested / Transferor Amounts              1,200,607,469.92         1,000,000,000.00       200,607,469.92


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.2625%                  4.4625%              4.9725%
Monthly Interest Due                                  3,028,151.04               307,416.67           406,778.13        3,742,345.83
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    3,028,151.04               307,416.67           406,778.13        3,742,345.83
Investor Default Amount                               4,863,938.60               471,654.65           560,089.90        5,895,683.15
Investor Monthly Fees Due                             1,375,000.00               133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                             9,267,089.64               912,404.65         1,125,201.36       11,304,695.65

Reallocated Investor Finance Charge Collections                                                                        18,509,319.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.3687%


                                                                                                     Collateral
C. Certificates - Balances and Distributions               Class A                  Class B           Interest                 Total
--------------------------------------------               -------                  -------          -----------               -----

Beginning Certificates Balance                      825,000,000.00            80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                3,028,151.04               307,416.67           406,778.13        3,742,345.83
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   3,028,151.04               307,416.67           406,778.13        3,742,345.83
Ending Certificates Balance                         825,000,000.00            80,000,000.00        95,000,000.00    1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.84

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.84

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $406,778.12

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $406,778.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $15,270,188.64

          a.   Class A Monthly Interest:                           $3,028,151.04
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $4,863,938.60
          e.   Excess Spread:                                      $7,378,099.00

     2.   Class B Available Funds:                                 $1,480,745.57

          a.   Class B Monthly Interest:                             $307,416.67
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                      $1,173,328.90

     3.   Collateral Available Funds:                              $1,758,385.36

          a.   Excess Spread:                                      $1,758,385.36

     4.   Total Excess Spread:                                    $10,309,813.26

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 1999-3 Allocable Principal
          Collections:                                           $188,742,149.43

     3.   Principal Allocation Percentage of
          Series 1999-3 Allocable Principal
          Collections:                                           $156,592,257.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $156,592,257.82

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-3:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $5,895,683.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $162,487,940.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $95,000,000.00

     2.   Required Collateral Invested Amount                     $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $162,487,940.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

     1.   Excess Spread:                                          $10,309,813.26
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $471,654.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $406,778.13
     9.   Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $560,089.90
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $7,204,623.91

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.3687%
          b.   Prior Monthly Period                                      7.4165%
          c.   Second Prior Monthly Period                               7.3631%

     2.   Three Month Average Base Rate                                  7.0494%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------           --------------          -----------
Beginning Invested /Transferor Amount               602,654,792.98           500,000,000.00       102,654,792.98
Beginning Adjusted Invested Amount                             N/A           500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              11,154,730.15             9,254,659.78         1,900,070.37
Collections of Principal Receivables                 94,371,074.72            78,296,128.91        16,074,945.81
Defaulted Amount                                      3,553,061.71             2,947,841.58           605,220.13

Ending Invested / Transferor Amounts                600,303,734.96           500,000,000.00       100,303,734.96


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.2925%                  4.5425%              4.9225%
Monthly Interest Due                                  1,524,731.77               156,463.89           201,343.92        1,882,539.58
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    1,524,731.77               156,463.89           201,343.92        1,882,539.58
Investor Default Amount                               2,431,969.30               235,827.33           280,044.95        2,947,841.58
Investor Monthly Fees Due                               687,500.00                66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             4,644,201.07               458,957.88           560,555.54        5,663,714.49

Reallocated Investor Finance Charge Collections                                                                         9,254,659.78
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.3954%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                1,524,731.77               156,463.89           201,343.92        1,882,539.58
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   1,524,731.77               156,463.89           201,343.92        1,882,539.58
Ending Certificates Balance                         412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.70

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.70

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $201,343.92

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $201,343.92

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                 $7,635,094.32

          a.   Class A Monthly Interest:                           $1,524,731.77
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):         $2,431,969.30
          e.   Excess Spread:                                      $3,678,393.25

     2.   Class B Available Funds:                                   $740,372.78

          a.   Class B Monthly Interest:                             $156,463.89
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $583,908.89

     3.   Collateral Available Funds:                                $879,192.68

          a.   Excess Spread:                                        $879,192.68

     4.   Total Excess Spread:                                     $5,141,494.82

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 1999-4 Allocable Principal
          Collections:                                            $94,371,074.72

     3.   Principal Allocation Percentage of
          Series 1999-4 Allocable Principal
          Collections:                                            $78,296,128.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                    $78,296,128.91

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-4:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $2,947,841.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                 $81,243,970.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $47,500,000.00

     2.   Required Collateral Invested Amount                     $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:                $81,243,970.48

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

     1.   Excess Spread:                                           $5,141,494.82
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $235,827.33
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $201,343.92
     9.   Applied to unpaid Monthly Servicing Fee:                   $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $280,044.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $3,590,945.29

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.3954%
          b.   Prior Monthly Period                                      7.4433%
          c.   Second Prior Monthly Period                               7.3898%

     2.   Three Month Average Base Rate                                  7.0762%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 1999-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount               602,654,792.98           500,000,000.00       102,654,792.98
Beginning Adjusted Invested Amount                             N/A           500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              11,154,730.15             9,254,659.78         1,900,070.37
Collections of Principal Receivables                 94,371,074.72            78,296,128.91        16,074,945.81
Defaulted Amount                                      3,553,061.71             2,947,841.58           605,220.13

Ending Invested / Transferor Amounts                600,303,734.96           500,000,000.00       100,303,734.96


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.3625%                  4.6025%              5.0225%
Monthly Interest Due                                  1,549,596.35               158,530.56           205,434.20        1,913,561.11
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    1,549,596.35               158,530.56           205,434.20        1,913,561.11
Investor Default Amount                               2,431,969.30               235,827.33           280,044.95        2,947,841.58
Investor Monthly Fees Due                               687,500.00                66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             4,669,065.65               461,024.55           564,645.82        5,694,736.02

Reallocated Investor Finance Charge Collections                                                                         9,254,659.78
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.4685%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                1,549,596.35               158,530.56           205,434.20        1,913,561.11
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   1,549,596.35               158,530.56           205,434.20        1,913,561.11
Ending Certificates Balance                         412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.76

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.76

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.96

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.96

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $205,434.20

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $205,434.20

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                 $7,635,094.32

          a.   Class A Monthly Interest:                           $1,549,596.35
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $2,431,969.30
          e.   Excess Spread:                                      $3,653,528.67

     2.   Class B Available Funds:                                   $740,372.78

          a.   Class B Monthly Interest:                             $158,530.56
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $581,842.23

     3.   Collateral Available Funds:                                $879,192.68

          a.   Excess Spread:                                        $879,192.68

     4.   Total Excess Spread:                                     $5,114,563.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 1999-5 Allocable Principal
          Collections:                                            $94,371,074.72

     3.   Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                            $78,296,128.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                    $78,296,128.91

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-5:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $2,947,841.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                 $81,243,970.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $47,500,000.00

     2.   Required Collateral Invested Amount                     $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:                $81,243,970.48

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.   Excess Spread:                                           $5,114,563.57
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $235,827.33
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $205,434.20
     9.   Applied to unpaid Monthly Servicing Fee:                   $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $280,044.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $3,559,923.76

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.4685%
          b.   Prior Monthly Period                                      7.5163%
          c.   Second Prior Monthly Period                               7.4629%

     2.   Three Month Average Base Rate                                  7.1492%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount               602,654,792.98           500,000,000.00       102,654,792.98
Beginning Adjusted Invested Amount                             N/A           500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              11,154,730.15             9,254,659.78         1,900,070.37
Collections of Principal Receivables                 94,371,074.72            78,296,128.91        16,074,945.81
Defaulted Amount                                      3,553,061.71             2,947,841.58           605,220.13

Ending Invested / Transferor Amounts                600,303,734.96           500,000,000.00       100,303,734.96


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.3225%                  4.5525%              5.0225%
Monthly Interest Due                                  1,535,388.02               156,808.33           205,434.20        1,897,630.56
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    1,535,388.02               156,808.33           205,434.20        1,897,630.56
Investor Default Amount                               2,431,969.30               235,827.33           280,044.95        2,947,841.58
Investor Monthly Fees Due                               687,500.00                66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             4,654,857.32               459,302.33           564,645.82        5,678,805.47

Reallocated Investor Finance Charge Collections                                                                         9,254,659.78
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.4310%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                1,535,388.02               156,808.33           205,434.20        1,897,630.56
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   1,535,388.02               156,808.33           205,434.20        1,897,630.56
Ending Certificates Balance                         412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.72

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.72

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.92

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.92

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $205,434.20

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $205,434.20

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                 $7,635,094.32

          a.   Class A Monthly Interest:                           $1,535,388.02
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $2,431,969.30
          e.   Excess Spread:                                      $3,667,737.00

     2.   Class B Available Funds:                                   $740,372.78

          a.   Class B Monthly Interest:                             $156,808.33
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $583,564.45

     3.   Collateral Available Funds:                                $879,192.68

          a.   Excess Spread:                                        $879,192.68

     4.   Total Excess Spread:                                     $5,130,494.13

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 1999-6 Allocable Principal
          Collections:                                            $94,371,074.72

     3.   Principal Allocation Percentage of
          Series 1999-6 Allocable Principal
          Collections:                                            $78,296,128.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                    $78,296,128.91

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-6:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $2,947,841.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                 $81,243,970.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $47,500,000.00

     2.   Required Collateral Invested Amount                     $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:                $81,243,970.48

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

     1.   Excess Spread:                                           $5,130,494.13
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $235,827.33
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $205,434.20
     9.   Applied to unpaid Monthly Servicing Fee:                   $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $280,044.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $3,575,854.32

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.4310%
          b.   Prior Monthly Period                                      7.4788%
          c.   Second Prior Monthly Period                               7.4254%

     2.   Three Month Average Base Rate                                  7.1117%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 2000-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount               602,654,792.98           500,000,000.00       102,654,792.98
Beginning Adjusted Invested Amount                             N/A           500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              11,154,730.15             9,254,659.78         1,900,070.37
Collections of Principal Receivables                 94,371,074.72            78,296,128.91        16,074,945.81
Defaulted Amount                                      3,553,061.71             2,947,841.58           605,220.13

Ending Invested / Transferor Amounts                600,303,734.96           500,000,000.00       100,303,734.96


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      7.2000%                  7.4000%              5.0225%
Monthly Interest Due                                  2,595,000.00               185,000.00           162,184.90        2,942,184.90
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    2,595,000.00               185,000.00           162,184.90        2,942,184.90
Investor Default Amount                               2,549,882.96               176,870.49           221,088.12        2,947,841.58
Investor Monthly Fees Due                               720,833.33                50,000.00            62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                             5,865,716.30               411,870.49           445,773.01        6,723,359.81

Reallocated Investor Finance Charge Collections                                                                         9,254,659.78
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    8.8907%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      432,500,000.00            30,000,000.00        37,500,000.00      500,000,000.00
Interest Distributions                                2,595,000.00               185,000.00           162,184.90        2,942,184.90
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   2,595,000.00               185,000.00           162,184.90        2,942,184.90
Ending Certificates Balance                         432,500,000.00            30,000,000.00        37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $6.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $162,184.90

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $162,184.90

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                 $8,005,280.71

          a.   Class A Monthly Interest:                           $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $2,549,882.96
          e.   Excess Spread:                                      $2,860,397.75

     2.   Class B Available Funds:                                   $555,279.59

          a.   Class B Monthly Interest:                             $185,000.00
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $370,279.59

     3.   Collateral Available Funds:                                $694,099.48

          a.   Excess Spread:                                        $694,099.48

     4.   Total Excess Spread:                                     $3,924,776.82

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2000-1 Allocable Principal
          Collections:                                            $94,371,074.72

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                            $78,296,128.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                    $78,296,128.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $2,947,841.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                 $81,243,970.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $37,500,000.00

     2.   Required Collateral Invested Amount                     $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:                $81,243,970.48

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                           $3,924,776.82
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $176,870.49
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $162,184.90
     9.   Applied to unpaid Monthly Servicing Fee:                   $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $221,088.12
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $2,531,299.98

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    8.8907%
          b.   Prior Monthly Period                                      9.5460%
          c.   Second Prior Monthly Period                               8.7040%

     2.   Three Month Average Base Rate                                  9.0469%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 2000-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series            Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations             Interest               Interest
----------------------------------                     -----------             --------               --------
Beginning Invested /Transferor Amount               602,654,792.98           500,000,000.00       102,654,792.98
Beginning Adjusted Invested Amount                             N/A           500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              11,154,730.15             9,254,659.78         1,900,070.37
Collections of Principal Receivables                 94,371,074.72            78,296,128.91        16,074,945.81
Defaulted Amount                                      3,553,061.71             2,947,841.58           605,220.13

Ending Invested / Transferor Amounts                600,303,734.96           500,000,000.00       100,303,734.96


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.2875%                  4.4725%              5.0225%
Monthly Interest Due                                  1,522,955.73               154,052.78           205,434.20        1,882,442.71
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    1,522,955.73               154,052.78           205,434.20        1,882,442.71
Investor Default Amount                               2,431,969.30               235,827.33           280,044.95        2,947,841.58
Investor Monthly Fees Due                               687,500.00                66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             4,642,425.03               456,546.77           564,645.82        5,663,617.62

Reallocated Investor Finance Charge Collections                                                                         9,254,659.78
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.3952%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                1,522,955.73               154,052.78           205,434.20        1,882,442.71
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   1,522,955.73               154,052.78           205,434.20        1,882,442.71
Ending Certificates Balance                         412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.85

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.85

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $205,434.20

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $205,434.20

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                 $7,635,094.32

          a.   Class A Monthly Interest:                           $1,522,955.73
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):         $2,431,969.30
          e.   Excess Spread:                                      $3,680,169.29

     2.   Class B Available Funds:                                   $740,372.78

          a.   Class B Monthly Interest:                             $154,052.78
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $586,320.00

     3.   Collateral Available Funds:                                $879,192.68

          a.   Excess Spread:                                        $879,192.68

     4.   Total Excess Spread:                                     $5,145,681.98

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2000-2 Allocable Principal
          Collections:                                            $94,371,074.72

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                            $78,296,128.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                    $78,296,128.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $2,947,841.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                 $81,243,970.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $47,500,000.00

     2.   Required Collateral Invested Amount                     $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:                $81,243,970.48

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                           $5,145,681.98
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $235,827.33
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $205,434.20
     9.   Applied to unpaid Monthly Servicing Fee:                   $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $280,044.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $3,591,042.17

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.3952%
          b.   Prior Monthly Period                                      7.4431%
          c.   Second Prior Monthly Period                               7.3896%

     2.   Three Month Average Base Rate                                  7.0760%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 2000-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest               Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount             1,205,309,585.96         1,000,000,000.00       205,309,585.96
Beginning Adjusted Invested Amount                             N/A         1,000,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              22,309,460.30            18,509,319.57         3,800,140.74
Collections of Principal Receivables                188,742,149.43           156,592,257.82        32,149,891.62
Defaulted Amount                                      7,106,123.42             5,895,683.15         1,210,440.27

Ending Invested / Transferor Amounts              1,200,607,469.92         1,000,000,000.00       200,607,469.92


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.2825%                  4.4725%              4.9225%
Monthly Interest Due                                  3,042,359.38               308,105.56           402,687.85        3,753,152.78
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    3,042,359.38               308,105.56           402,687.85        3,753,152.78
Investor Default Amount                               4,863,938.60               471,654.65           560,089.90        5,895,683.15
Investor Monthly Fees Due                             1,375,000.00               133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                             9,281,297.98               913,093.54         1,121,111.08       11,315,502.60

Reallocated Investor Finance Charge Collections                                                                        18,509,319.57
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.3814%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      825,000,000.00            80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                3,042,359.38               308,105.56           402,687.85        3,753,152.78
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   3,042,359.38               308,105.56           402,687.85        3,753,152.78
Ending Certificates Balance                         825,000,000.00            80,000,000.00        95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.85

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.85

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $402,687.85

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $402,687.85

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $15,270,188.64

          a.   Class A Monthly Interest:                           $3,042,359.38
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $4,863,938.60
          e.   Excess Spread:                                      $7,363,890.67

     2.   Class B Available Funds:                                 $1,480,745.57

          a.   Class B Monthly Interest:                             $308,105.56
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                      $1,172,640.01

     3.   Collateral Available Funds:                              $1,758,385.36

          a.   Excess Spread:                                      $1,758,385.36

     4.   Total Excess Spread:                                    $10,294,916.04

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2000-3 Allocable Principal
          Collections:                                           $188,742,149.43

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                           $156,592,257.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $156,592,257.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $5,895,683.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $162,487,940.97

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $95,000,000.00

     2.   Required Collateral Invested Amount                     $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $162,487,940.97

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                          $10,294,916.04
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $471,654.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $402,687.85
     9.   Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $560,089.90
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $7,193,816.97

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.3814%
          b.   Prior Monthly Period                                      7.4292%
          c.   Second Prior Monthly Period                               7.3758%

     2.   Three Month Average Base Rate                                  7.0621%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



XIV. Series 2000-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount             1,460,982,265.95         1,212,122,000.00       248,860,265.95
Beginning Adjusted Invested Amount                             N/A         1,212,122,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              27,041,787.64            22,435,553.45         4,606,234.19
Collections of Principal Receivables                228,778,511.65           189,808,920.73        38,969,590.93
Defaulted Amount                                      8,613,488.53             7,146,287.26         1,467,201.28

Ending Invested / Transferor Amounts              1,455,282,727.65         1,212,122,000.00       243,160,727.65


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest               Total
--------------------------------------                     -------                  -------           ----------              -----

Principal Funding Account                                     0.00                     0.00                 0.00               0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00               0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00               0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00               0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00               0.00

Coupon  May 15, 2001 to June 14, 2001                      5.1588%                  5.3838%              4.9725%
Monthly Interest Due                                  4,442,256.94               449,553.59           493,066.47       5,384,877.01
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00               0.00
Additional Interest Due                                       0.00                     0.00                 0.00               0.00
Total Interest Due                                    4,442,256.94               449,553.59           493,066.47       5,384,877.01
Investor Default Amount                               5,895,683.15               571,704.40           678,899.71       7,146,287.26
Investor Monthly Fees Due                             1,666,666.67               161,616.67           191,920.00       2,020,203.33
Investor Additional Amounts Due
Total Due                                            12,004,606.76             1,182,874.66        $1,363,886.18      14,551,367.60

Reallocated Investor Finance Charge Collections                                                                       22,435,553.45
Interest and Principal Funding Investment Proceeds                                                                        32,936.29
Series Adjusted Portfolio Yield                                                                                            15.3797%
Base Rate                                                                                                                   7.1931%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest               Total
--------------------------------------------               -------                  -------           ----------              -----

Beginning Certificates Balance                    1,000,000,000.00            96,970,000.00       115,152,000.00   1,212,122,000.00
Interest Distributions                                4,442,256.94               449,553.59          $493,066.47       5,384,877.01
Interest Deposits - Interest Funding Account         (4,442,256.94)             (449,553.59)                0.00      (4,891,810.54)
Interest Funding Account Distributions               13,183,472.22             1,334,159.05                 0.00      14,517,631.27
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00               0.00
Principal Distributions                                       0.00                     0.00                 0.00               0.00
Total Distributions                                  13,183,472.22             1,334,159.05          $493,066.47      15,010,697.74
Ending Interest Funding Account Balance                       0.00                     0.00                 0.00               0.00
Ending Certificates Balance                       1,000,000,000.00            96,970,000.00       115,152,000.00   1,212,122,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $4.44

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $4.44

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $4.64

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $4.64

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $493,066.47

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $493,066.47

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds (Includes Int.Income from IFA): $18,542,255.86

          a.   Class A Monthly Interest:                           $4,442,256.94
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $5,895,683.15
          e.   Excess Spread:                                      $8,204,315.76

     2.   Class B Available Funds:                                 $1,794,848.72

          a.   Class B Monthly Interest:                             $449,553.59
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                      $1,345,295.13

     3.   Collateral Available Funds:                              $2,131,385.17

          a.   Excess Spread:                                      $2,131,385.17

     4.   Total Excess Spread:                                    $11,680,996.05

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2000-4 Allocable Principal
          Collections:                                           $228,778,511.65

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                           $189,808,920.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $189,808,920.73

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $7,146,287.26

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $196,955,207.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                             $115,152,000.00

     2.   Required Collateral Invested Amount                    $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $196,955,207.98

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                          $11,680,996.05
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Inteest:                         $0.00
     6.   Applied to fund Class B Required Amount:                   $571,704.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $493,066.47
     9.   Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $678,899.71
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $7,917,122.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    7.1931%
          b.   Prior Monthly Period                                      7.4151%
          c.   Second Prior Monthly Period                               7.2320%

     2.   Three Month Average Base Rate                                  7.2801%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3797%
          b.   Prior Monthly Period                                     15.4938%
          c.   Second Prior Monthly Period                              17.0855%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9863%



II. Series 2000-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest               Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount               949,636,905.96           787,878,000.00       161,758,905.96
Beginning Adjusted Invested Amount                             N/A           787,878,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              17,577,132.97            14,583,085.68         2,994,047.28
Collections of Principal Receivables                148,705,787.21           123,375,594.90        25,330,192.31
Defaulted Amount                                      5,598,758.31             4,645,079.05           953,679.26

Ending Invested / Transferor Amounts                945,932,212.18           787,878,000.00       158,054,212.18


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.2625%                  4.5025%              4.9725%
Monthly Interest Due                                  2,385,815.97               244,376.94           320,489.78        2,950,682.69
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    2,385,815.97               244,376.94           320,489.78        2,950,682.69
Investor Default Amount                               3,832,194.05               371,604.91           441,280.09        4,645,079.05
Investor Monthly Fees Due                             1,083,333.33               105,050.00           124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                             7,301,343.36               721,031.85           886,516.54        8,908,891.74

Reallocated Investor Finance Charge Collections                                                                        14,583,085.68
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.3719%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      650,000,000.00            63,030,000.00        74,848,000.00      787,878,000.00
Interest Distributions                                2,385,815.97               244,376.94           320,489.78        2,950,682.69
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   2,385,815.97               244,376.94           320,489.78        2,950,682.69
Ending Certificates Balance                         650,000,000.00            63,030,000.00        74,848,000.00      787,878,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $320,489.78

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $320,489.78

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $12,031,057.72

          a.   Class A Monthly Interest:                           $2,385,815.97
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):         $3,832,194.05
          e.   Excess Spread:                                      $5,813,047.70

     2.   Class B Available Funds:                                 $1,166,642.41

          a.   Class B Monthly Interest:                             $244,376.94
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $922,265.47

     3.   Collateral Available Funds:                              $1,385,385.55

          a.   Excess Spread:                                      $1,385,385.55

     4.   Total Excess Spread:                                     $8,120,698.72

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2000-5 Allocable Principal
          Collections:                                           $148,705,787.21

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                           $123,375,594.90

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $123,375,594.90

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $4,645,079.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $128,020,673.95

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $74,848,000.00

     2.   Required Collateral Invested Amount                     $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $128,020,673.95

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                           $8,120,698.72
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $371,604.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $320,489.78
     9.   Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $441,280.09
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $5,674,193.94

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.3719%
          b.   Prior Monthly Period                                      7.4198%
          c.   Second Prior Monthly Period                               7.3663%

     2.   Three Month Average Base Rate                                  7.0527%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 2001-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount               903,982,189.47           750,000,000.00       153,982,189.47
Beginning Adjusted Invested Amount                             N/A           750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              16,732,095.23            13,881,989.68         2,850,105.55
Collections of Principal Receivables                141,556,612.07           117,444,193.36        24,112,418.71
Defaulted Amount                                      5,329,592.57             4,421,762.37           907,830.20

Ending Invested / Transferor Amounts                900,455,602.44           750,000,000.00       150,455,602.44


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.2625%                  4.5425%              5.0725%
Monthly Interest Due                                  2,271,113.28               234,695.83           311,219.01        2,817,028.13
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    2,271,113.28               234,695.83           311,219.01        2,817,028.13
Investor Default Amount                               3,647,953.95               353,740.99           420,067.42        4,421,762.37
Investor Monthly Fees Due                             1,031,250.00               100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             6,950,317.23               688,436.82           850,036.44        8,488,790.49

Reallocated Investor Finance Charge Collections                                                                        13,881,989.68
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.3848%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      618,750,000.00            60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                2,271,113.28               234,695.83           311,219.01        2,817,028.13
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   2,271,113.28               234,695.83           311,219.01        2,817,028.13
Ending Certificates Balance                         618,750,000.00            60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $311,219.01

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $311,219.01

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $11,452,641.48

          a.   Class A Monthly Interest:                           $2,271,113.28
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $3,647,953.95
          e.   Excess Spread:                                      $5,533,574.25

     2.   Class B Available Funds:                                 $1,110,559.17

          a.   Class B Monthly Interest:                             $234,695.83
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $875,863.34

     3.   Collateral Available Funds:                              $1,318,789.02

          a.   Excess Spread:                                      $1,318,789.02

     4.   Total Excess Spread:                                     $7,728,226.61

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2001-1 Allocable Principal
          Collections:                                           $141,556,612.07

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                           $117,444,193.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $117,444,193.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $4,421,762.37

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $121,865,955.73

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $71,250,000.00

     2.   Required Collateral Invested Amount                     $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $121,865,955.73

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                           $7,728,226.61
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $353,740.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $311,219.01
     9.   Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $420,067.42
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $5,393,199.19

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.3848%
          b.   Prior Monthly Period                                      7.4326%
          c.   Second Prior Monthly Period                               7.7822%

     2.   Three Month Average Base Rate                                  7.1999%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 2001-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest              Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount               301,327,396.49           250,000,000.00        51,327,396.49
Beginning Adjusted Invested Amount                             N/A           250,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables               5,577,365.08             4,627,329.89           950,035.18
Collections of Principal Receivables                 47,185,537.36            39,148,064.45         8,037,472.90
Defaulted Amount                                      1,776,530.86             1,473,920.79           302,610.07

Ending Invested / Transferor Amounts                300,151,867.48           250,000,000.00        50,151,867.48


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      5.5300%                  5.8300%              4.9725%
Monthly Interest Due                                    996,552.08                72,875.00            80,285.16        1,149,712.24
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                      996,552.08                72,875.00            80,285.16        1,149,712.24
Investor Default Amount                               1,274,941.48                88,435.25           110,544.06        1,473,920.79
Investor Monthly Fees Due                               360,416.67                25,000.00            31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                             2,631,910.23               186,310.25           222,079.22        3,040,299.69

Reallocated Investor Finance Charge Collections                                                                         4,627,329.89
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    7.3771%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      216,250,000.00            15,000,000.00        18,750,000.00      250,000,000.00
Interest Distributions                                  996,552.08                72,875.00            80,285.16        1,149,712.24
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                     996,552.08                72,875.00            80,285.16        1,149,712.24
Ending Certificates Balance                         216,250,000.00            15,000,000.00        18,750,000.00      250,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                            $80,285.16

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                           $80,285.16

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                 $4,002,640.36

          a.   Class A Monthly Interest:                             $996,552.08
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $1,274,941.48
          e.   Excess Spread:                                      $1,731,146.79

     2.   Class B Available Funds:                                   $277,639.79

          a.   Class B Monthly Interest:                              $72,875.00
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $204,764.79

     3.   Collateral Available Funds:                                $347,049.74

          a.   Excess Spread:                                        $347,049.74

     4.   Total Excess Spread:                                     $2,282,961.33

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2001-2 Allocable Principal
          Collections:                                            $47,185,537.36

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                            $39,148,064.45

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                    $39,148,064.45

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                 N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $1,473,920.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                 $40,621,985.24

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $18,750,000.00

     2.   Required Collateral Invested Amount                     $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:                $40,621,985.24

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                           $2,282,961.33
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                    $88,435.25
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                     $80,285.16
     9.   Applied to unpaid Monthly Servicing Fee:                   $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $110,544.06
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $1,587,030.20

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    7.3771%
          b.   Prior Monthly Period                                      7.9283%
          c.   Second Prior Monthly Period                               7.1210%

     2.   Three Month Average Base Rate                                  7.4755%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                              17.0828%

     4.   Three Month Average Series Adjusted Portfolio Yield           15.9673%



II. Series 2001-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations             Interest               Interest
----------------------------------                     -----------          ---------------           ----------
Beginning Invested /Transferor Amount               903,982,189.47           750,000,000.00       153,982,189.47
Beginning Adjusted Invested Amount                             N/A           750,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              16,732,095.23            13,881,989.68         2,850,105.55
Collections of Principal Receivables                141,556,612.07           117,444,193.36        24,112,418.71
Defaulted Amount                                      5,329,592.57             4,421,762.37           907,830.20

Ending Invested / Transferor Amounts                900,455,602.44           750,000,000.00       150,455,602.44


                                                                                                       Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B             Interest               Total
--------------------------------------                     -------                  -------            ---------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.2525%                  4.5025%              4.9725%
Monthly Interest Due                                  2,265,785.16               232,629.17           305,083.59        2,803,497.92
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    2,265,785.16               232,629.17           305,083.59        2,803,497.92
Investor Default Amount                               3,647,953.95               353,740.99           420,067.42        4,421,762.37
Investor Monthly Fees Due                             1,031,250.00               100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                             6,944,989.11               686,370.16           843,901.02        8,475,260.28

Reallocated Investor Finance Charge Collections                                                                        13,881,989.68
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.3636%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      618,750,000.00            60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                2,265,785.16               232,629.17           305,083.59        2,803,497.92
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   2,265,785.16               232,629.17           305,083.59        2,803,497.92
Ending Certificates Balance                         618,750,000.00            60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.66

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance Class A
          Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $305,083.59

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $305,083.59

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $11,452,641.48

          a.   Class A Monthly Interest:                           $2,265,785.16
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $3,647,953.95
          e.   Excess Spread:                                      $5,538,902.38

     2.   Class B Available Funds:                                 $1,110,559.17

          a.   Class B Monthly Interest:                             $232,629.17
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $877,930.01

     3.   Collateral Available Funds:                              $1,318,789.02

          a.   Excess Spread:                                      $1,318,789.02

     4.   Total Excess Spread:                                     $7,735,621.40

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2001-3 Allocable Principal
          Collections:                                           $141,556,612.07

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                           $117,444,193.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $117,444,193.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                  N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $4,421,762.37

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $121,865,955.73

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $71,250,000.00

     2.   Required Collateral Invested Amount                     $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $121,865,955.73

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                           $7,735,621.40
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $353,740.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $305,083.59
     9.   Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $420,067.42
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $5,406,729.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.3636%
          b.   Prior Monthly Period                                      7.4408%
          c.   Second Prior Monthly Period                                   N/A

     2.   Three Month Average Base Rate                                      N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                                   N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                N/A



II. Series 2001-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                          Series            Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations              Interest               Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount               873,849,449.82           725,000,000.00       148,849,449.82
Beginning Adjusted Invested Amount                             N/A           725,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              16,174,358.72            13,419,256.69         2,755,102.03
Collections of Principal Receivables                136,838,058.34           113,529,386.92        23,308,671.42
Defaulted Amount                                      5,151,939.48             4,274,370.29           877,569.19

Ending Invested / Transferor Amounts                870,440,415.69           725,000,000.00       145,440,415.69


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.2525%                  4.5025%              5.0725%
Monthly Interest Due                                  2,190,258.98               224,874.86           300,845.04        2,715,978.89
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    2,190,258.98               224,874.86           300,845.04        2,715,978.89
Investor Default Amount                               3,526,355.49               341,949.62           406,065.18        4,274,370.29
Investor Monthly Fees Due                               996,875.00                96,666.67           114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                             6,713,489.47               663,491.15           821,701.89        8,198,682.51

Reallocated Investor Finance Charge Collections                                                                        13,419,256.69
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.3732%


                                                                                                     Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------          -----------               -----

Beginning Certificates Balance                      598,125,000.00            58,000,000.00        68,875,000.00      725,000,000.00
Interest Distributions                                2,190,258.98               224,874.86           300,845.04        2,715,978.89
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   2,190,258.98               224,874.86           300,845.04        2,715,978.89
Ending Certificates Balance                         598,125,000.00            58,000,000.00        68,875,000.00      725,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $3.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $3.66

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $3.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $3.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $300,845.04

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $300,845.04

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                $11,452,641.48

          a.   Class A Monthly Interest:                           $2,190,258.98
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $3,526,355.49
          e.   Excess Spread:                                      $5,354,272.30

     2.   Class B Available Funds:                                 $1,073,540.53

          a.   Class B Monthly Interest:                             $224,874.86
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $848,665.67

     3.   Collateral Available Funds:                              $1,274,829.39

          a.   Excess Spread:                                      $1,274,829.39

     4.   Total Excess Spread:                                     $7,477,767.36

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2001-4 Allocable Principal
          Collections:                                           $136,838,058.34

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                           $113,529,386.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                   $113,529,386.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                  N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $4,274,370.29

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                $117,803,757.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $68,875,000.00

     2.   Required Collateral Invested Amount                     $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:               $117,803,757.20

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                           $7,477,767.36
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $341,949.62
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $300,845.04
     9.   Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $406,065.18
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $5,220,574.18

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.3732%
          b.   Prior Monthly Period                                      7.4476%
          c.   Second Prior Monthly Period                                   N/A

     2.   Three Month Average Base Rate                                      N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                     15.4725%
          c.   Second Prior Monthly Period                                   N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                N/A



II. Series 2001-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------

                                                         Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                     Allocations             Interest               Interest
----------------------------------                     -----------          ---------------          -----------
Beginning Invested /Transferor Amount               602,654,792.98           500,000,000.00       102,654,792.98
Beginning Adjusted Invested Amount                             N/A           500,000,000.00                  N/A
Floating Allocation Percentage                                 N/A                 82.9662%             17.0338%
Principal Allocation Percentage                                N/A                 82.9662%             17.0338%
Collections of Finance Chg. Receivables              11,154,730.15             9,254,659.78         1,900,070.37
Collections of Principal Receivables                 94,371,074.72            78,296,128.91        16,074,945.81
Defaulted Amount                                      3,553,061.71             2,947,841.58           605,220.13

Ending Invested / Transferor Amounts                600,303,734.96           500,000,000.00       100,303,734.96


                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B            Interest                Total
--------------------------------------                     -------                  -------           ----------               -----

Principal Funding Account                                     0.00                     0.00                 0.00                0.00
Investment Proceeds for Monthly Period                        0.00                     0.00                 0.00                0.00
Reserve Draw Amount                                           0.00                     0.00                 0.00                0.00
Available Reserve Account Amount                              0.00                     0.00                 0.00                0.00
Reserve Account Surplus                                       0.00                     0.00                 0.00                0.00

Coupon  May 15, 2001 to June 14, 2001                      4.5300%                  4.8000%              5.4000%
Monthly Interest Due                                  1,920,531.25               197,333.33           263,625.00        2,381,489.58
Outstanding Monthly Interest Due                              0.00                     0.00                 0.00                0.00
Additional Interest Due                                       0.00                     0.00                 0.00                0.00
Total Interest Due                                    1,920,531.25               197,333.33           263,625.00        2,381,489.58
Investor Default Amount                               2,431,969.30               235,827.33           280,044.95        2,947,841.58
Investor Monthly Fees Due                               687,500.00                66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                             5,040,000.55               499,827.33           622,836.62        6,162,664.49

Reallocated Investor Finance Charge Collections                                                                         9,254,659.78
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.3466%
Base Rate                                                                                                                    6.6610%


                                                                                                      Collateral
C. Certificates - Balances and Distributions               Class A                  Class B            Interest                Total
--------------------------------------------               -------                  -------           ----------               -----

Beginning Certificates Balance                      412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                1,920,531.25               197,333.33           263,625.00        2,381,489.58
Principal Deposits - Prin. Funding Account                    0.00                     0.00                 0.00                0.00
Principal Distributions                                       0.00                     0.00                 0.00                0.00
Total Distributions                                   1,920,531.25               197,333.33           263,625.00        2,381,489.58
Ending Certificates Balance                         412,500,000.00            40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                 $4.66

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                             $4.66

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                           $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class A
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                            $4.93

     2.   Amount of the distribution in
          respect of class B monthly interest:                             $4.93

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                      $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                    $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                           $263,625.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                          $263,625.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                               $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                 $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                 $7,635,094.32

          a.   Class A Monthly Interest:                           $1,920,531.25
          b.   Class A Outstanding Monthly Interest:                       $0.00
          c.   Class A Additional Interest:                                $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):         $2,431,969.30
          e.   Excess Spread:                                      $3,282,593.77

     2.   Class B Available Funds:                                   $740,372.78

          a.   Class B Monthly Interest:                             $197,333.33
          b.   Class B Outstanding Monthly Interest:                       $0.00
          c.   Class B Additional Interest:                                $0.00
          d.   Excess Spread:                                        $543,039.45

     3.   Collateral Available Funds:                                $879,192.68

          a.   Excess Spread:                                        $879,192.68

     4.   Total Excess Spread:                                     $4,704,825.90

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                              82.9662%

     2.   Series 2001-5 Allocable Principal
          Collections:                                            $94,371,074.72

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                            $78,296,128.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                            $0.00

     5.   Item 3 minus item 4:                                    $78,296,128.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                  N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                             $2,947,841.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                 $81,243,970.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                              $47,500,000.00

     2.   Required Collateral Invested Amount                     $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        $0.00

     4.   Treated as Shared Principal Collections:                $81,243,970.48

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                         N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                          N/A

     3.   Principal Distribution:                                            N/A

     4.   Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                           $4,704,825.90
     2.   Excess Finance Charge Collections:                               $0.00
     3.   Applied to fund Class A Required Amount:                         $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                              $0.00
     5.   Applied to fund Class B overdue Interest:                        $0.00
     6.   Applied to fund Class B Required Amount:                   $235,827.33
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                      $0.00
     8.   Applied to Collateral Monthly Interest:                    $263,625.00
     9.   Applied to unpaid Monthly Servicing Fee:                   $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                           $280,044.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                      $0.00
     12.  Deposited to Reserve Account:                                    $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                      $0.00
     l4.  Balance:                                                 $3,091,995.29

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                    6.6610%
          b.   Prior Monthly Period                                          N/A
          c.   Second Prior Monthly Period                                   N/A

     2.   Three Month Average Base Rate                                      N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                   15.3466%
          b.   Prior Monthly Period                                          N/A
          c.   Second Prior Monthly Period                                   N/A

     4.   Three Month Average Series Adjusted Portfolio YieLD                N/A